UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 8, 2023

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.03Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2023, Soligenix, Inc. (the “Company”) filed a Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1-for-15 reverse stock split of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding, effective as of 4:00 p.m. EST on February 9, 2023 (the “Reverse Stock Split”). As reported below under Item 5.07 of this Current Report, the Company held a special meeting of stockholders on February 8, 2023 (the “Special Meeting”), at which meeting the Company’s stockholders approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Company’s board of directors (the “Board”) and included in a public announcement. Following the Special Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-15 and approved the corresponding final form of the Certificate of Amendment.

As a result of the Reverse Stock Split, every 15 shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 43,335,174 shares to approximately 2,889,012 shares, subject to adjustment for the rounding up of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 75,000,000 shares.

Proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options and warrants issued by the Company. The maximum number of shares of Common Stock available for issuance under the Company’s 2015 Equity Incentive Plan will remain unchanged at 6,000,000 shares.  Similarly, the maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year, the maximum benefit that may be paid to any person under performance awards in any calendar year, and the aggregate number of shares of unrestricted stock that may be granted or sold for a purchase price that is less than their fair market value (unless granted in lieu of cash compensation equal to such fair market value) will remain unchanged, in each case at 200,000.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market on February 10, 2023. The trading symbol for the Common Stock will remain “SNGX.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 834223505.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 6, 2023 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on February 8, 2023. As of the close of business on January 5, 2023, the record date for the Special Meeting, there were 43,335,174 shares of Common Stock and 43,335.174 shares of Series D Preferred Stock, par value $0.001 (“Series D Preferred Stock”) outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the Company’s stockholders at the Special Meeting. Each proposal, the voting power of the shares, the required voted for each proposal, and the quorum requirement are described in detail in the Proxy Statement.

At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

1.To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board of Directors, effect a reverse stock split with respect to the issued and outstanding common stock at a ratio of 1-for-2 to 1-for-20, with the ratio to be determined at the discretion of the Board of Directors and included in a public announcement (the “Reverse Stock Split Proposal”).  The Reverse Stock Split Proposal was approved by votes as follows:

For	Against	Abstain
18,575,861,304	2,957,497,543	591,043,453

There were no broker non-votes on the Reverse Stock Split Proposal.

2.To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal.

For	Against	Abstain
19,309,509,219	2,733,710,980	81,182,101

There were no broker non-votes on this proposal.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 7.01Regulation FD Disclosure.

On February 9, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Soligenix, Inc
99.1	Press release dated February 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

February 9, 2023	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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